UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On July 9, 2012, WellCare of Florida, Inc., d/b/a HealthEase (“HealthEase”) a wholly-owned subsidiary of WellCare Health Plans, Inc. (“WellCare”), received a countersigned Long-Term Care Community Diversion Pilot Project Contract (Contract No. XT220) (the “Long-Term Care Diversion Contract”) between HealthEase and the Florida Department of Elder Affairs (“DOEA”).

The Long-Term Care Diversion Contract is effective as of July 1, 2012.  Under the Long-Term Care Diversion Contract, HealthEase will offer integrated acute and long-term care services to eligible participants in the Florida Long-Term Care Community Diversion Pilot Project.  HealthEase’s initial service area under the Long-Term Care Diversion Contract will be Florida’s Escambia and Santa Rosa counties.  The term of the Long-Term Care Diversion Contract expires on August 31, 2012, and may be renewed for a period not to exceed three years at DOEA’s option.  It may also be terminated earlier by either party without cause upon 60 days written notice to the other party.

Among other things, the Long-Term Care Diversion Contract:

•	Specifies the long-term care, acute care, case management and other services HealthEase is required to provide to members;

•	Sets the capitation rates payable by DOEA to HealthEase at $1,646.24 per member per month for the counties HealthEase will initially serve;

•	Establishes certain performance standards for HealthEase relating to measures such as quality of care, access to care and financial solvency standards;

•	Provides for the procedures for the enrollment and disenrollment of members into HealthEase’s plan;

•
Requires HealthEase to maintain a quality assurance program, including the adoption a written description of the program, a procedure for delegation of quality assurance responsibilities and protocols for credentialing and re-credentialing and other quality issues;

•	Requires HealthEase to maintain procedures related to grievances and appeals and sets forth certain requirements for such procedures;

•
Provides for requirements relating to communications with members and potential members including required communications, such as the distribution of member handbooks and the provision of translation services; and

•	Provides for reporting and record retention obligations for HealthEase.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Long-Term Care Diversion Contract.  The above description is qualified in its entirety by reference to the Long-Term Care Diversion Contract, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01                 Financial Statements and Exhibits

 (d)   Exhibits.

The following exhibit is filed as part of this report:

10.1	Long-Term Care Community Diversion Pilot Project Contract (Contract No. XT220) dated as of July 1, 2012 between WellCare of Florida, Inc., d/b/a HealthEase, and the Florida Department of Elder Affairs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2012	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Long-Term Care Community Diversion Pilot Project Contract (Contract No. XT220) dated as of July 1, 2012 between WellCare of Florida, Inc., d/b/a HealthEase, and the Florida Department of Elder Affairs.